UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 1, 2013
Date of Report (Date of earliest event reported)

CCOM Group, Inc.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Company on July 1, 2013 appointed Peter Gasiewicz as Chief Executive Officer. Mr. Gasiewicz succeeds Michael Goldman who resigned as CEO on the same date. Mr. Goldman continues to act as Chairman.

Mr. Gasiewicz has served as a director of the Company since February 24, 2011, as President and Chief Operating Officer from November 29, 2011 until his appointment as Chief Executive Officer, and as Vice President of Sales of the Company from January 21, 2008 until his appointment as President and Chief Operating Officer. From January 2006 to January 2008, Mr. Gasiewicz was President of Fedders North America and Senior Vice President of Fedders Corporation.

Mr. Gasiewicz is 58 years old.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCOM GROUP, INC.
(Registrant)

Date: July 3, 2013	/s/ William Salek
William Salek
Chief Financial Officer